TEMPLETON GLOBAL
OPPORTUNITIES TRUST

Annual Report
DECEMBER 31, 1997

[LOGO]FRANKLIN TEMPLETON

[LOGO] FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS


         Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

         In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

SHAREHOLDER LETTER

-------------------------------------------------------------------------
Your Fund's Objective: Templeton Global Opportunities Trust seeks long-term capital growth through a flexible policy of investing in global securities. It invests primarily in common stock and may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds, bonds selling at a discount, and structured investments.
-------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the annual report of the Templeton Global Opportunities Trust for the period ended December 31, 1997. During the first half of the year, share prices rose in many countries around the world as a result of low inflation and strong corporate profits. However, Thailand's devaluation of the baht in July sparked a chain of currency crises throughout Asia, which published the region's stock prices sharply lower and increased volatility in most other equity markets. Within this environment, the Fund's Class I shares provided a cumulative one-year total return of 14.53%, as discussed in the Performance Summary on page 6. During the same period, the Morgan Stanley Capital International(R) (MSCI) World Index reported a 16.23% total return, and the Morgan Stanley

You may find a complete listing of the Fund's portfolio holdings, including the number of shares and dollar value, beginning on page 16 of this report.


CONTENTS

Shareholder Letter ..............   1

Performance Summary
 Class I ........................   6
 Class II .......................  10

Financial Highlights &
Statement of Investments ........  14

Financial Statements ............  21

Notes to Financial Statements ...  24

Independent Auditor's Report ....  27

Tax Designation .................  28

[Pyramid Chart]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/97

Europe                   30.4%
Latin America            16.2%
United States            10.6%
Asia                      6.1%
Australia &
 New Zealand              3.6%
Other                     3.9%
Short Term Obligations
 & Other Net Assets      29.2%


Capital International(R) (MSCI) All Country World Free Index reported a 14.99% total return.

Asia's problems did not have a significant, direct impact on the Fund, because on June 30, 1997, just before the crises broke, our weighting in the region was only 12.4% of total net assets. However, these difficulties did exact an indirect toll on the Fund's performance, because many of our positions had been benefiting from the previously strong global economic growth rate. As expectations of future growth began to falter, we did alter the portfolio somewhat. In particular, we reduced the Fund's exposure to cyclical shares and increased our cash position from 9.0% of total net assets on December 31, 1996 to 29.2% on December 31, 1997. Overall, we have sought a more defensive stance until the world's stock markets digest the implications of Asia's economic difficulties.

When global share prices came under heavy selling pressure in reaction to the Asian currency crises, we redirected much of our emerging markets exposure to Latin America. Brazil, whose market was particularly hard hit, rapidly responded with policy initiatives designed to maintain its currency's value. In the midst of the turmoil, we bought shares in Petrobras, Eletrobras and Telebras at what we considered very attractive prices. Each of these currently state-owned companies is a candidate for privatization, and has a relatively low level of debt. In addition, we increased our position in Unibanco at prices below its book value per share. By the end of the period, these shares had rebounded significantly from their lowest levels.

During 1997, we sharply reduced our exposure to U.S. stocks, many of which had met our price targets due to a favorable combination of falling interest rates, rising earnings and strong flows of funds from domestic and foreign buyers. We therefore sold some of the Fund's holdings in cyclical and financial shares, including Georgia-Pacific Corp., International Paper Co., Aluminum Company of America (Alcoa), Merrill Lynch & Co., and Morgan Stanley Dean Witter Discover & Co. As of December 31, the portfolio had 10.6% in U.S. stocks, well below the MSCI World Index's U.S. weighting of 49.4% and the MSCI All Country World Free Index's U.S. weighting of 45.9%.

Although our holdings of European stocks aided the portfolio's performance during the year, the gains were somewhat reduced by the U.S. dollar's strength. Our Scandinavian financial stocks performed particularly well. One of them, Stadshypotek AS of Sweden, was bought out by Svenska Handelsbanken, and others were rumored to be acquisition candidates. We took advantage of the resulting higher share prices, and eliminated our position in Fokus Bank AS of Finland. We also reduced our weightings in cyclical shares, with sales of Asea Brown Boveri
(ABB), Portucel, Volvo and Enso OY, R. On the buy side, we found most of the European stocks we considered bargains in the U.K., where we purchased such stocks as Imperial Chemical Industries Plc, Storehouse Plc, and General Electric Co. Plc.

Finally, the absence of any Japanese stocks from the portfolio once again helped the Fund avoid a pitfall. Despite the Nikkei's - 29.6% total return for 1997, when measured in U.S. dollars, Japanese stocks are still among the world's most expensive, although we have been scrutinizing this market closely for any bargains that may arise.

      TOP 10 HOLDINGS
      12/31/97
      COMPANY,                                              % OF TOTAL
      INDUSTRY, COUNTRY                                     NET ASSETS
      --------------------------------------------
      British Energy Ltd., 144A
      Utilities - Electrical & Gas
      U.K.                                                        2.5%

      Telebras - Telecomunicacoes Brasileiras SA
      Telecommunications
      Brazil                                                      1.9%

      Sparbanken AB
      Banking
      Sweden                                                      1.8%

      Kuoni Reisen Holding AG, B
      Leisure & Tourism
      Switzerland                                                 1.7%

      Nacional Financiera SA, 11.25%, conv., pfd., 05/15/98
      Bonds
      Mexico                                                      1.5%

      Federal National Mortgage Association
      Financial Services
      U.S.                                                        1.5%

      Unibanco - Uniao de Bancos Brasileiros SA, GDR
      Banking
      Brazil                                                      1.5%

      Eletrobras - Centrais Eletricas Brasileiras SA
      Utilities Electrical & Gas
      Brazil                                                      1.4%

      YPF Societe Anonima
      Energy Sources
      Argentina                                                   1.4%

      Nokia AB, A
      Telecommunications
      Finland                                                     1.4%


Looking forward, we believe the first half of 1998 will be a challenging period for the world's stock markets. Continued fallout from Asia's economic problems could affect the course of markets around the world. Currency and stock prices may rise and fall rapidly, and the potential exists for short-term price declines if corporate earnings reports are disappointing. However, we remain confident that the long-term outlook for equity returns is favorable because the corrective processes that began in Asia should ultimately prove beneficial for global share prices. Asian markets are likely to be more free, more transparent and more reliant on economic signals from financial markets than from government or industry leaders. If Japan makes the transition to more open financial, labor, and trade markets, opportunities for profitable investment may be created. And in Latin America, we are hopeful that Brazilian government policies regarding open markets and privatization may lead to higher long-term returns all across the region. Latin America does not share Asia's need to recapitalize a wide swath of its corporate sector, and share prices there could recover sooner than in Asia.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

          TOP 10 INDUSTRIES
          12/31/97
                                                                % OF TOTAL
          INDUSTRY                                              NET ASSETS
          --------------------------------------------
          Telecommunications                                         11.5%
          Banking                                                    10.1%

          Energy Sources                                              8.1%

          Utilities Electrical & Gas                                  6.0%

          Insurance                                                   5.8%

          Electrical & Electronics                                    3.6%

          Metals & Mining                                             3.1%

          Financial Services                                          2.8%

          Forest Products & Paper                                     2.8%

          Data Processing & Reproduction                              2.4%

There are, of course, special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. These risks are discussed in the Fund's prospectus. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1268% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.(1)

We thank you for the trust you have placed in us and look forward to helping you meet your financial objectives in the years to come.

Sincerely,

/S/ Martin L. Flanagan
President
Templeton Global Opportunities Trust

/S/ Howard J. Leonard
Portfolio Manager
Templeton Global Opportunities Trust

1. Source: Bloomberg. Based on quarterly percentage change over 15 years ended December 31, 1997.

PERFORMANCE SUMMARY

CLASS I

Templeton Global Opportunities Trust - Class I produced a 14.53% cumulative total return for the one-year period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the sales charge. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the Fund's Class I shares delivered a cumulative total return of more than 177% since inception on January 19, 1990.

The Fund's share price, as measured by net asset value, increased $0.70, from $14.62 on December 31, 1996, to $15.32 on December 31, 1997. During the reporting period, shareholders received per share distributions of 37 cents ($0.37) in income dividends, 17 cents ($0.17) in short-term capital gains, and 84 cents ($0.84) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 8 compares the performance of the Fund's Class I shares, the Morgan Stanley Capital International(R) (MSCI) World Index,

Past performance is not predictive of future results.

and the Morgan Stanley Capital International(R) (MSCI) All Country World Free Index since the Fund's inception on January 19, 1990. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The MSCI All Country World Free Index represents the stock markets of 48 developed and emerging countries, including the U.S., Germany, Mexico, Indonesia, Thailand, and Japan. The graph also compares the Fund's performance with the Consumer Price Index (CPI), a commonly used measure of inflation.

Given the Fund's holdings, management has added the MSCI All Country World Free Index this year because we believe the composition of this index provides for a more appropriate comparison to the Fund's current and past portfolio. The portfolio invests a significant portion of its assets in emerging market countries, which are not included in the MSCI World Index, and in this regard, the MSCI All Country World Free index provides a more suitable comparison. The MSCI World Index may be excluded in next year's report. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

                                    Class I
                         Total Return Index Comparison
                     $10,000 Investment (1/19/90-12/31/97)

              Templeton       MSCI AC         MSCI          Consumer
                Global       World Free       World        Price Index 3
            Opportunities 1    Index 2        Index 2
           Trust - Class I
 1/90           $9,428        $10,000        $10,000        $10,000
 1/90           $9,428         $9,817         $9,815        $10,039
 2/90           $9,428         $9,405         $9,395        $10,086
 3/90           $9,418         $8,824         $8,830        $10,142
 4/90           $9,168         $8,714         $8,704        $10,158
 5/90           $9,940         $9,624         $9,622        $10,181
 6/90           $9,930         $9,560         $9,555        $10,236
 7/90          $10,261         $9,657         $9,644        $10,275
 8/90           $9,278         $8,749         $8,743        $10,369
 9/90           $8,395         $7,835         $7,822        $10,457
10/90           $8,385         $8,556         $8,554        $10,519
11/90           $8,646         $8,412         $8,415        $10,542
12/90           $8,646         $8,594         $8,593        $10,542
 1/91           $9,101         $8,912         $8,909        $10,606
 2/91           $9,878         $9,750         $9,736        $10,622
 3/91           $9,930         $9,478         $9,450        $10,637
 4/91          $10,189         $9,558         $9,526        $10,653
 5/91          $10,666         $9,786         $9,743        $10,684
 6/91          $10,117         $9,189         $9,143        $10,716
 7/91          $10,957         $9,627         $9,577        $10,732
 8/91          $11,092         $9,608         $9,548        $10,763
 9/91          $11,206         $9,853         $9,800        $10,811
10/91          $11,372        $10,024         $9,960        $10,826
11/91          $10,947         $9,593         $9,528        $10,857
12/91          $11,526        $10,305        $10,224        $10,866
 1/92          $11,663        $10,151        $10,036        $10,881
 2/92          $12,158         $9,998         $9,864        $10,921
 3/92          $12,069         $9,553         $9,401        $10,976
 4/92          $12,368         $9,681         $9,534        $10,992
 5/92          $12,933        $10,052         $9,915        $11,007
 6/92          $12,560         $9,693         $9,584        $11,047
 7/92          $12,421         $9,724         $9,611        $11,071
 8/92          $12,079         $9,942         $9,846        $11,102
 9/92          $11,898         $9,858         $9,757        $11,133
10/92          $12,845         $9,616         $9,495        $11,172
11/92          $12,058         $9,777         $9,667        $11,188
12/92          $12,316         $9,869         $9,747        $11,181
 1/93          $12,625         $9,904         $9,781        $11,236
 2/93          $12,957        $10,137        $10,014        $11,275
 3/93          $13,404        $10,719        $10,598        $11,315
 4/93          $13,771        $11,206        $11,090        $11,346
 5/93          $14,023        $11,469        $11,348        $11,362
 6/93          $13,920        $11,395        $11,254        $11,378
 7/93          $14,344        $11,631        $11,488        $11,377
 8/93          $15,455        $12,183        $12,016        $11,409
 9/93          $15,420        $11,979        $11,796        $11,432
10/93          $16,360        $12,333        $12,123        $11,481
11/93          $15,753        $11,692        $11,439        $11,488
12/93          $17,011        $12,325        $12,001        $11,488
 1/94          $17,952        $13,142        $12,795        $11,520



THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

3. Source: U.S. Bureau of Labor Statistics, December 31, 1997.

Past performance is not predictive of future results.

 CLASS I
 Periods ended 12/31/97

                                                                             SINCE
                                                                            INCEPTION
                                     1-YEAR        3-YEAR       5-YEAR      (1/19/90)
  ----------------------------------------------------------------------
  Total Return(1)                     14.53%       60.54%      112.68%      177.82%
  Average Annual Total Return(2)       7.96%       14.80%       14.91%       12.88%
  Value of $10,000 Investment(3)     $10,796      $15,131      $20,046      $26,194

                       12/31/93     12/31/94    12/31/95    12/31/96    12/31/97
  ----------------------------------------------------------------------
  One-Year Total
    Return(4)            38.13%      -4.09%      12.87%      24.19%      14.53%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 5.75% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the sales charge.

4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the sales charge.

Note: Total returns have been restated to reflect the current maximum initial sales charge of 5.75%. Prior to January 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns for investors who paid this higher charge would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS II

Templeton Global Opportunities Trust - Class II produced a 13.74% cumulative total return for the one-year period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 13, the Fund's Class II shares delivered a cumulative total return of more than 50% since inception on May 1, 1995.

The Fund's share price, as measured by net asset value, increased $0.65, from $14.52 on December 31, 1996 to $15.17 on December 31, 1997. During the reporting period, shareholders received per share distributions of 29.4 cents ($0.294) in dividend income, 17 cents ($0.17) in short-term capital gains, and 84 cents ($0.84) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 12 compares the performance of the Fund's Class II shares, the Morgan Stanley Capital International(R) (MSCI) World Index, and the Morgan Stanley Capital International(R) (MSCI) All Country World Free Index since the Fund's inception on May 1, 1995. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The MSCI All Country World Free Index represents the stock markets of 48 developed and emerging countries,

Past performance is not predictive of future results.

including the U.S., Germany, Mexico, Indonesia, Thailand, and Japan. The graph also compares the Fund's performance with the Consumer Price Index (CPI), a commonly used measure of inflation.

Given the Fund's holdings, management has added the MSCI All Country World Free Index this year because we believe the composition of this index provides for a more appropriate comparison to the Fund's current and past portfolio. The portfolio invests a significant portion of its assets in emerging market countries, which are not included in the MSCI World Index, and in this regard, the MSCI All Country World Free index provides a more suitable comparison. The MSCI World Index may be excluded in next year's report. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

CLASS II

Total Return Index Comparison
$10,000 Investment (5/1/95-12/31/97)

           Templeton       MSCI AC        MSCI          Consumer
            Global          World         World        Price Index 3
          Opportunities 1  Free Index 2   Index 2
           Trust - Class
               II
 5/95           $9,903     $10,000        $10,000        $10,000
 5/95          $10,275     $10,110        $10,088        $10,020
 6/95          $10,533     $10,113        $10,086        $10,040
 7/95          $10,969     $10,602        $10,593        $10,040
 8/95          $10,679     $10,370        $10,359        $10,067
 9/95          $10,953     $10,655        $10,663        $10,086
10/95          $10,452     $10,477        $10,497        $10,119
11/95          $10,517     $10,807        $10,863        $10,112
12/95          $10,639     $11,132        $11,183        $10,105
 1/96          $11,174     $11,379        $11,387        $10,164
 2/96          $11,346     $11,427        $11,458        $10,197
 3/96          $11,467     $11,603        $11,651        $10,250
 4/96          $11,864     $11,886        $11,927        $10,289
 5/96          $12,020     $11,898        $11,940        $10,309
 6/96          $11,916     $11,964        $12,002        $10,316
 7/96          $11,329     $11,517        $11,581        $10,335
 8/96          $11,718     $11,659        $11,716        $10,355
 9/96          $12,063     $12,089        $12,177        $10,383
10/96          $12,236     $12,138        $12,264        $10,421
11/96          $12,945     $12,787        $12,953        $10,441
12/96          $13,116     $12,601        $12,748        $10,441
 1/97          $13,658     $12,813        $12,904        $10,473
 2/97          $13,858     $12,987        $13,054        $10,505
 3/97          $13,775     $12,728        $12,799        $10,531
 4/97          $14,024     $13,136        $13,219        $10,544
 5/97          $14,855     $14,920        $14,038        $10,537
 6/97          $15,390     $14,633        $14,739        $10,550
 7/97          $16,110     $15,294        $15,421        $10,563
 8/97          $15,390     $14,221        $14,392        $10,583
 9/97          $16,544     $14,980        $15,175        $10,609
10/97          $15,215     $14,088        $14,379        $10,636
11/97          $15,012     $14,303        $14,636        $10,629
12/97          $14,919     $14,491        $14,816        $10,617

 2/94          $17,353        $12,952     $12,631        $11,560
 3/94          $16,274        $12,370     $12,089        $11,599
 4/94          $16,478        $12,706     $12,465        $11,615
 5/94          $16,593        $12,781     $12,499        $11,622
 6/94          $16,005        $12,719     $12,466        $11,661
 7/94          $16,810        $13,001     $12,705        $11,692
 8/94          $17,462        $13,464     $13,090        $11,741
 9/94          $17,386        $13,148     $12,749        $11,772
10/94          $17,373        $13,485     $13,114        $11,780
11/94          $16,580        $12,899     $12,548        $11,796
12/94          $16,329        $12,944     $12,671        $11,796
 1/95          $15,888        $12,681     $12,483        $11,842
 2/95          $16,315        $12,816     $12,668        $11,890
 3/95          $16,399        $13,403     $13,281        $11,929
 4/95          $17,053        $13,891     $13,746        $11,968
 5/95          $17,706        $14,044     $13,866        $11,992
 6/95          $18,165        $14,047     $13,865        $12,016
 7/95          $18,930        $14,727     $14,561        $12,015
 8/95          $18,430        $14,404     $14,240        $12,048
 9/95          $18,916        $14,801     $14,657        $12,070
10/95          $18,054        $14,553     $14,429        $12,110
11/95          $18,193        $15,011     $14,933        $12,102
12/95          $18,415        $15,463     $14,373        $12,094
 1/96          $19,352        $15,807     $15,653        $12,165
 2/96          $19,649        $15,873     $15,751        $12,204
 3/96          $19,872        $16,117     $16,016        $12,267
 4/96          $20,588        $16,510     $16,395        $12,314
 5/96          $20,871        $16,528     $16,412        $12,338
 6/96          $20,692        $16,618     $16,499        $12,346
 7/96          $19,678        $15,998     $15,919        $12,369
 8/96          $20,379        $16,195     $16,105        $12,393
 9/96          $20,990        $16,793     $16,739        $12,432
10/96          $21,303        $16,860     $16,858        $12,472
11/96          $22,541        $17,761     $17,806        $12,495
12/96          $22,870        $17,504     $17,524        $12,495
 1/97          $23,824        $17,798     $17,737        $12,534
 2/97          $24,186        $18,040     $17,945        $12,572
 3/97          $24,058        $17,680     $17,593        $12,603
 4/97          $24,506        $18,247     $18,171        $12,618
 5/97          $25,960        $19,336     $19,296        $12,611
 6/97          $26,904        $20,326     $20,261        $12,626
 7/97          $28,182        $21,245     $21,198        $12,641
 8/97          $26,952        $19,754     $19,783        $12,665
 9/97          $28,982        $20,808     $20,860        $12,697
10/97          $26,664        $19,569     $19,766        $12,728
11/97          $26,328        $19,868     $20,119        $12,721
12/97          $26,194        $20,129     $20,367        $12,706

Note: First period return inception date is 05/01/95
Note: All returns are in US Dollors

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

3. Source: U.S. Bureau of Labor Statistics, December 31, 1997.

 12

 CLASS II
 Periods ended 12/31/97

                                                                   SINCE
                                                                 INCEPTION
                                             1-YEAR              (5/1/95)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                  13.74%               50.65%
  Average Annual Total Return(2)              11.62%               16.14%
  Value of $10,000 Investment(3)             $11,162              $14,913

                                            12/31/96             12/31/97
  ----------------------------------------------------------------------
  One-Year Total Return(4)                    23.28%               13.74%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include all sales charges.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value.
Investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights

                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                1997        1996        1995        1994        1993
                                                              --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS I
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................     $14.62      $12.57      $11.84      $14.46      $10.75
                                                               -------      ------      ------      -------    --------
Income from investment operations:
 Net investment income.....................................        .38         .30         .16         .09         .12
 Net realized and unrealized gain (loss)...................       1.70        2.69        1.33        (.63)       3.97
                                                               -------      -------     ------      -------   --------
Total from investment operations...........................       2.08        2.99        1.49        (.54)       4.09
                                                               -------      -------     ------      -------   --------
Less distributions from:
 Net investment income.....................................       (.37)       (.30)       (.16)       (.09)       (.11)
 In excess of net investment income........................         --        (.06)         --          --          --
 Net realized gains........................................      (1.01)       (.58)       (.60)      (1.99)       (.27)
                                                               -------      -------     -------     -------    --------
Total distributions........................................      (1.38)       (.94)       (.76)      (2.08)       (.38)
                                                               -------      -------     -------     -------    --------
Net asset value, end of year...............................     $15.32      $14.62      $12.57      $11.84      $14.46
                                                               ========     =======     =======     =======    ========
Total Return*..............................................     14.53%      24.19%      12.87%     (4.09)%      38.13%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)............................   $786,219    $634,478    $510,777    $476,822    $410,747
Ratios to average net assets:
 Expenses..................................................      1.37%       1.45%       1.52%       1.53%       1.51%
 Net investment income.....................................      2.30%       2.10%       1.19%        .71%       1.07%
Portfolio turnover rate....................................     26.21%      18.54%      15.54%      37.31%      40.56%
Average commission rate paid**.............................     $.0017      $.0028          --          --          --

*Total return does not reflect sales commissions.
**Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (continued)

                                                                               -----------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                1997          1996          1995+
                                                                               -----------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................................    $14.52        $12.53        $12.26
                                                                                ------        ------        ------
Income from investment operations:
 Net investment income......................................................       .18           .24           .02
 Net realized and unrealized gain...........................................      1.77          2.63           .88
                                                                                ------        ------        ------
Total from investment operations............................................      1.95          2.87           .90
                                                                                ------        ------        ------
Less distributions from:
 Net investment income......................................................      (.29)         (.24)         (.12)
 In excess of net investment income.........................................        --          (.06)           --
 Net realized gains.........................................................     (1.01)         (.58)         (.51)
                                                                                -------       ------        ------
Total distributions.........................................................     (1.30)         (.88)         (.63)
                                                                                -------       ------        ------
Net asset value, end of year................................................    $15.17        $14.52        $12.53
                                                                                =======       ======        ======
Total Return*...............................................................    13.74%        23.28%         7.43%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's).............................................   $38,627       $11,622        $2,264
Ratios to average net assets:
 Expenses...................................................................     2.12%         2.20%         2.22%***
 Net investment income......................................................     0.93%         1.12%       (0.01)%***
Portfolio turnover rate.....................................................    26.21%        18.54%        15.54%
Average commission rate paid**..............................................    $.0017        $.0028            --

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
***Annualized.
+For the period May 1, 1995 (effective date) through December 31, 1995.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                           COUNTRY        SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  60.9%
AUTOMOBILES  1.0%
Autoliv Inc. ........................................................       Sweden           217,000      $  7,064,887

Volvo AB, B..........................................................       Sweden            39,700         1,065,013
                                                                                                         -------------
                                                                                                             8,129,900
                                                                                                         -------------

BANKING  8.2%
*Banco Bradesco SA BBD, rts. ........................................       Brazil        21,725,613            77,866

Banco Popular Espanol SA.............................................        Spain           140,000         9,786,675

BPI Socieda de Gestora de Participacoes Socias SA....................      Portugal          117,300         2,852,037

Credit Suisse Group, reg. ...........................................     Switzerland         42,000         6,494,031

National Australia Bank Ltd. ........................................      Australia         424,214         5,925,001

National Australia Cap Sec PLC.......................................      Australia         159,608         4,538,852

Sparbanken AB, A.....................................................       Sweden           642,100        14,597,042

*Unibanco Uniao de Bancos Brasileiros SA, GDR........................       Brazil           385,575        12,410,695

Union Bank of Norway, Primary Capital Cert. .........................       Norway           124,800         4,433,573

Union Bank of Norway, Primary Capital Cert. 144A.....................       Norway           175,200         6,224,054
                                                                                                         -------------
                                                                                                            67,339,826
                                                                                                         -------------

BROADCASTING & PUBLISHING  0.1%
Sing Tao Holdings Ltd. ..............................................      Hong Kong       1,616,800           438,157
                                                                                                         -------------

BUILDING MATERIALS & COMPONENTS  0.2%
Cementos Diamante SA, ADR, 144A......................................      Colombia          129,200         1,700,324

Pioneer International Ltd. ..........................................      Australia         100,000           273,083
                                                                                                         -------------
                                                                                                             1,973,407
                                                                                                        --------------

BUSINESS & PUBLIC SERVICES  1.1%
Hyder PLC............................................................   United Kingdom        79,780         1,265,725

Laidlaw Inc. ........................................................       Canada           600,000         8,187,257
                                                                                                        --------------
                                                                                                             9,452,982
                                                                                                        --------------

CHEMICALS  1.2%
Akzo Nobel NV........................................................     Netherlands          2,000           344,833

European Vinyls Corporation EVC International NV.....................     Netherlands         24,407           541,669

Imperial Chemical Industries PLC.....................................   United Kingdom       575,000         8,876,954
                                                                                                        --------------
                                                                                                             9,763,456
                                                                                                        --------------

CONSTRUCTION & HOUSING  0.2%
Kaufman & Broad Home Corp. ..........................................    United States        77,000         1,727,687
                                                                                                        --------------

DATA PROCESSING & REPRODUCTION  2.4%
*Bay Networks Inc....................................................    United States       300,000         7,668,750

*Newbridge Networks Corp. ...........................................       Canada           256,000         8,928,000

*ODS Networks Inc. ..................................................    United States       489,200         3,149,225
                                                                                                        --------------
                                                                                                            19,745,975
                                                                                                        --------------


TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                           COUNTRY        SHARES            VALUE
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS  3.6%
*DSC Communications Corp. ...........................................   United States       326,500      $  7,836,000

*General Electric Co. PLC............................................  United Kingdom     1,325,000         8,682,745

Motorola Inc. .......................................................   United States        10,000           570,625

Philips Electronics NV...............................................    Netherlands        135,000         8,096,072

*Scitex Corp. Ltd. ..................................................      Israel           360,000         4,342,500
                                                                                                         ------------
                                                                                                           29,527,942
                                                                                                         ------------

ELECTRONIC COMPONENTS & INSTRUMENTS  0.8%
Intel Corp. .........................................................   United States        96,000         6,744,000
                                                                                                         ------------

ENERGY SOURCES  6.9%
Amerada Hess Corp. ..................................................   United States        50,000         2,743,750

*Hub Power Co. Ltd., GDR, 144A.......................................     Pakistan          310,000         9,726,250

Rao Gazprom, ADR, 144A...............................................      Russia           390,300         9,347,685

Repsol SA............................................................       Spain            25,000         1,066,623

Societe Elf Aquitaine SA.............................................      France            55,000         6,396,943

Total SA, B..........................................................      France           100,000        10,883,110

Valero Energy Corp., new.............................................   United States       161,400         5,074,013

YPF Sociedad Anonima, ADR............................................     Argentina         333,000        11,384,438
                                                                                                         ------------
                                                                                                           56,622,812
                                                                                                         ------------

FINANCIAL SERVICES  2.8%
Federal National Mortgage Assn.......................................   United States       220,000        12,553,750

London Pacific Group Ltd. ...........................................  United Kingdom     1,066,230         3,099,506

Merrill Lynch & Co. Inc. ............................................   United States        20,000         1,458,750

Peregrine Investments Holdings Ltd. .................................     Hong Kong       8,550,000         6,068,525

*Peregrine Investments Holdings Ltd., wts. ..........................     Hong Kong         775,000             1,000
                                                                                                         ------------
                                                                                                           23,181,531
                                                                                                         ------------

FOOD & HOUSEHOLD PRODUCTS
Cafe de Coral Holdings Ltd. .........................................     Hong Kong           1,000               218
                                                                                                         ------------

FOREST PRODUCTS & PAPER  2.8%
*Asia Pacific Resources International Hldgs. Ltd., A.................     Indonesia       1,923,775         3,607,078

Assidomaen AB........................................................      Sweden           234,900         5,946,536

Bowater Inc. ........................................................   United States        10,000           444,375

Carter Holt Harvey Ltd. .............................................    New Zealand      3,084,890         4,764,696

*Empaques Ponderosa SA de CV, B......................................      Mexico         3,000,000         2,587,200

Enso OY, R...........................................................      Finland           77,800           603,931

Fletcher Challenge Ltd. Forestry Division............................    New Zealand      4,652,452         3,863,063

Georgia-Pacific Corp. ...............................................   United States         5,000           303,750

*Georgia-Pacific Timber Group........................................   United States         5,000           113,438

T Barito Pacific Timber TBK.........................................      Indonesia       2,684,000           768,600
                                                                                                          -----------
                                                                                                          23,002,667
                                                                                                         ------------






TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                           COUNTRY        SHARES            VALUE
COMMON STOCKS (CONT.)
HEALTH & PERSONAL CARE  1.5%
Astra AB, B..........................................................      Sweden           266,667      $  4,483,689

Medeva PLC...........................................................  United Kingdom       988,516         2,621,951

Windmere-Durable Holdings Inc. ......................................   United States       225,000         5,076,563
                                                                                                         ------------
                                                                                                           12,182,203
                                                                                                         ------------

INDUSTRIAL COMPONENTS  0.5%
BTR PLC.............................................................   United Kingdom     1,250,000         3,828,751
                                                                                                         ------------

INSURANCE  5.0%
Ace Ltd. ............................................................      Bermuda          103,000         9,939,500

American International Group Inc. ...................................   United States        75,000         8,156,250

GIO Australia Holdings Ltd. .........................................     Australia       2,000,000         5,113,633

National Mutual Asia Ltd. ...........................................     Hong Kong      10,338,000        10,272,629

Presidential Life Corp. .............................................   United States       375,000         7,593,750
                                                                                                         ------------
                                                                                                           41,075,762
                                                                                                         ------------

LEISURE & TOURISM  1.7%
Kuoni Reisen Holding AG, B...........................................    Switzerland          3,660        13,709,506
                                                                                                         ------------

MACHINERY & ENGINEERING  1.7%
Rauma OY, ADR........................................................      Finland          353,700         5,349,712

VA Technologie AG, 144A..............................................     Australia          57,300         8,700,582
                                                                                                         ------------
                                                                                                           14,050,294
                                                                                                         ------------

MERCHANDISING  1.9%
*BJ's Wholesale Club Inc. ...........................................   United States       140,000         4,392,500

*Cifra SA de CV......................................................      Mexico           562,276         1,386,444

*Homebase Inc. ......................................................   United States       140,000         1,102,500

Storehouse PLC.......................................................  United Kingdom     2,300,000         8,971,390
                                                                                                         ------------
                                                                                                           15,852,834
                                                                                                         ------------

METALS & MINING  2.3%
Aluminum Co. of America..............................................   United States        10,000           703,750

Boehler Uddeholm AG, 144A............................................     Australia          58,500         3,429,462

Companhia Siderurgica Nacional Sid Nacional CSN......................      Brazil       151,111,000         4,197,340

Elkem AS.............................................................      Norway           501,000         6,657,356

Trelleborg AB, B.....................................................      Sweden           324,500         4,086,953
                                                                                                         ------------
                                                                                                           19,074,861
                                                                                                         ------------

MULTI-INDUSTRY  0.7%
Jardine Strategic Holdings Ltd. (Singapore)..........................     Hong Kong       1,656,137         4,372,202

PT Bimantara Citra...................................................     Indonesia       8,975,000         1,713,409
                                                                                                         ------------
                                                                                                            6,085,611
                                                                                                         ------------

REAL ESTATE
PT Jaya Properties...................................................     Indonesia       3,598,000           179,900
                                                                                                         ------------

RECREATION & OTHER CONSUMER GOODS  0.6%
Yue Yuen Industrial (Holdings) Ltd. .................................     Hong Kong       2,453,600         5,192,804
                                                                                                          ------------


TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                           COUNTRY        SHARES            VALUE
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS  6.3%
Lucent Technologies Inc. ............................................   United States       121,000      $  9,664,875

Nokia AB, A..........................................................      Finland          160,000        11,186,963

Tele Danmark AS, B...................................................      Denmark            9,500           589,253

Telecom Italia Mobile SpA, di Risp...................................       Italy         2,929,276         8,287,748

Telecom Italia SpA, di Risp..........................................       Italy         1,703,050         7,483,215

Telefonica de Espana SA..............................................       Spain           340,000         9,707,909

Telefonica Del Peru SA, ADR B........................................       Peru            171,500         3,998,094

Videsh Sanchar Nigam Ltd., GDR, 144A.................................     Indonesia          77,600         1,080,580
                                                                                                         ------------
                                                                                                           51,998,637
                                                                                                         ------------

TEXTILES & APPAREL  0.5%
Coteminas Cia Tecidos Norte de Minas CTNM, pfd.......................      Brazil        11,918,000         4,271,493

*Dhan Fibres Ltd. ...................................................     Pakistan        1,609,500           128,011
                                                                                                         ------------
                                                                                                            4,399,504
                                                                                                         ------------

TRANSPORTATION  0.9%
Air New Zealand Ltd., B..............................................    New Zealand      2,408,000         4,823,802

Guangshen Railway Co. Ltd., ADR......................................       China           163,200         2,193,000
                                                                                                          -----------
                                                                                                            7,016,802
                                                                                                          ------------

UTILITIES ELECTRICAL & GAS  6.0%
British Energy Ltd., fgn. ...........................................   United Kingdom     2,942,800        20,758,320

Centrais Eletricas Brasileiras SA....................................       Brazil       237,540,000        11,812,616

Cia Energetica de Minas Gerais, ADR..................................       Brazil           225,000         9,775,772

Iberdrola SA.........................................................        Spain           515,000         6,777,650
                                                                                                          ------------
                                                                                                            49,124,358
                                                                                                          ------------
                                                                                                           501,422,387
      TOTAL COMMON STOCKS (COST $370,291,887)........................                                      ------------

PREFERRED STOCKS  6.6%
Banco Bradesco SA, pfd. .............................................      Brazil       508,140,000         5,008,324

Cie Vale do Rio Doce, pfd., ADR......................................      Brazil           330,000         6,638,143

*Empresa Nacional de Comercio Redito Participacoe, pfd. .............      Brazil        11,918,000             8,863

Nacional Financiera SA, 11.25%, conv., pfd., 05/15/98................      Mexico           226,050        12,658,800

Petrobras-Petroleo Brasileiro SA, pfd. ..............................      Brazil        42,000,000         9,822,141

Philippine Long Distance Telephone Co., 7.00%,
  conv., pfd. ser. 3.................................................    Philippines        105,000         4,816,875

Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR .................      Brazil           135,000        15,719,063
                                                                                                         ------------
                                                                                                           54,672,209
      TOTAL PREFERRED STOCKS (COST $40,119,073)......................                                    ------------


TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                         PRINCIPAL
                                                                           COUNTRY       AMOUNT**           VALUE
---------------------------------------------------------------------------------------------------------------------
BONDS  3.3%
Banco Nacional de Mexico SA, 7.00%, conv., 12/15/99..................      Mexico       $10,910,000      $ 10,746,350

Brierley Investments Ltd., 9.00%, conv., 6/30/98.....................    New Zealand        849,949NZD        552,640

Cia de Inversiones en Telecomun SA, 7.00%,
 conv. 3/03/98.......................................................     Argentina         138,707         9,709,490

Government of Italy, 5.00%, 6/28/01, conv. ..........................       Italy         5,235,000         6,406,331
                                                                                                         ------------
                                                                                                           27,414,811
      TOTAL BONDS (COST $21,892,714).................................                                    ------------

SHORT TERM INVESTMENTS  23.0%
Federal Farm Credit Banks, 5.50% to 5.62% with maturities to
 4/01/98.............................................................   United States    46,020,000        46,014,080

Federal Home Loan Bank, 5.40% to 5.47% with maturities to 2/11/98....   United States     6,455,000         6,428,437

Federal Home Loan Mortgage Corp., 5.46%, 1/23/98.....................   United States     7,805,000         7,779,275

Federal National Mortgage Assn., 5.45% to 5.70% with maturities to
 3/26/98.............................................................   United States   115,240,000       114,564,318

U.S. Treasury Bill, 5.135%, 2/05/98..................................   United States    15,000,000        14,929,170
                                                                                                         ------------
                                                                                                          189,715,280
      TOTAL SHORT TERM INVESTMENTS (COST $189,682,454)...............                                    ------------
                                                                                                          773,224,687
      TOTAL INVESTMENT BEFORE REPURCHASE AGREEMENTS                                                      ------------
          (COST $621,986,128)........................................

(a)REPURCHASE AGREEMENTS  7.6%
Bank of America, 6.40%, 1/02/98
 (Maturity Value $22,007,822) (Cost $22,000,000)
 Collateralized by U.S. Treasury Bill................................   United States    22,000,000        22,000,000

UBS Securities Inc., 6.45%, 1/02/98
 (Maturity Value $40,835,628) (Cost $40,821,000) Collateralized by
 U.S. Treasury Note..................................................   United States    40,821,000        40,821,000
                                                                                                         ------------
                                                                                                           62,821,000
      TOTAL REPURCHASE AGREEMENTS (COST $62,821,000).................                                    ------------
                                                                                                          836,045,687
      TOTAL INVESTMENTS (COST $684,807,128)  101.4%..................                                     (11,199,512)
      OTHER ASSETS, LESS LIABILITIES  (1.4%).........................                                    ------------
                                                                                                         $824,846,175
      TOTAL NET ASSETS  100.0%.......................................                                    ============


*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(a)At December 31, 1997, all repurchase agreements held by the Fund had been entered into on that date.

CURRENCY ABBREVIATION:
---------------------

NZD -- New Zealand dollar

                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value (cost $621,986,128).............................  $773,224,687
 Repurchase agreement, at value and cost.............................................    62,821,000
 Receivables:
  Investment securities sold.........................................................     3,010,203
  Fund shares sold...................................................................     1,250,646
  Dividends and interest.............................................................     1,802,782
                                                                                        -----------
     Total assets....................................................................   842,109,318
                                                                                        -----------
Liabilities:
 Payables:
  Investment securities purchased....................................................     9,710,657
  Fund shares redeemed...............................................................     5,987,274
  To affiliates......................................................................     1,172,132
 Other liabilities...................................................................       393,080
                                                                                        -----------
     Total liabilities...............................................................    17,263,143
                                                                                        -----------
Net assets, at value.................................................................  $824,846,175
                                                                                        ===========
Net assets consist of:
 Undistributed net investment income.................................................  $    189,982
 Net unrealized appreciation.........................................................   151,238,559
 Accumulated net realized gain.......................................................    14,908,918
 Beneficial shares...................................................................   658,508,716
                                                                                        -----------
Net assets, at value.................................................................  $824,846,175
                                                                                        ===========
CLASS I:
 Net asset value per share ($786,219,585 / 51,332,893 shares outstanding)..................  $15.32
                                                                                             ======
 Maximum offering price per share ($15.32 / 94.25%)........................................  $16.25
                                                                                             ======
CLASS II:
 Net asset value per share ($38,626,590 / 2,545,984 shares outstanding)*...................  $15.17
                                                                                             ======
 Maximum offering price per share ($15.17 / 99.00%)........................................  $15.32
                                                                                             ======

*Redemption price per share is equal to net asset value less any applicable sales charge.
See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment income:
 (net of foreign taxes of $1,725,469)
 Dividends.............................................................   $17,825,488
 Interest..............................................................    11,174,126
                                                                          -----------
     Total investment income...........................................                     $28,999,614
Expenses:
 Management fees (Note 3)..............................................     6,354,032
 Administrative fees (Note 3)..........................................     1,069,254
 Distribution fees (Note 3)
       Class I.........................................................     1,919,317
       Class II........................................................       264,215
 Transfer agent fees (Note 3)..........................................       913,559
 Custodian fees........................................................       269,135
 Reports to shareholders...............................................       102,300
 Registration and filing fees..........................................        76,000
 Professional fees (Note 3)............................................        43,948
 Trustees' fees and expenses...........................................        47,300
 Other.................................................................        11,750
                                                                          -----------
     Total expenses....................................................                      11,070,810
                                                                                            -----------
       Net investment income...........................................                      17,928,804
                                                                                            -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..........................................................    57,669,508
  Foreign currency transactions........................................      (838,288)
                                                                          -----------
     Net realized gain.................................................                      56,831,220
     Net unrealized appreciation on investments........................                      18,738,843
                                                                                            -----------
Net realized and unrealized gain.......................................                      75,570,063
                                                                                            -----------
Net increase in net assets resulting from operations...................                     $93,498,867
                                                                                            ===========

                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                            1997               1996
                                                                        -------------------------------
Increase in net assets:
 Operations:
  Net investment income..............................................   $ 17,928,804       $ 12,076,812
  Net realized gain from investments and foreign currency
    transactions.....................................................     56,831,220         29,013,863
  Net unrealized appreciation on investments.........................     18,738,843         83,861,546
                                                                        ------------       ------------
    Net increase in net assets resulting from operations.............     93,498,867        124,952,221
Distributions to shareholders from:
 Net investment income:
  Class I............................................................    (17,851,213)       (12,133,064)
  Class II...........................................................       (635,878)          (164,600)
 In excess of net investment income:
  Class I............................................................             --         (2,513,780)
  Class II...........................................................             --            (45,656)
 Net realized gains:
  Class I............................................................    (47,840,555)       (23,782,315)
  Class II...........................................................     (1,940,548)          (343,200)
Capital share transactions (Note 2):
  Class I............................................................    125,392,016         38,648,962
  Class II...........................................................     28,123,894          8,440,010
                                                                         -----------       ------------
    Net increase in net assets.......................................    178,746,583        133,058,578
Net assets:
 Beginning of year...................................................    646,099,592        513,041,014
                                                                         -----------        -----------
 End of year.........................................................   $824,846,175       $646,099,592
                                                                         ===========       ============
Undistributed net investment income/(distributions in excess of net investment income) included in net assets:
 End of year.........................................................   $    189,982       $ (2,559,436)
                                                                         ===========       ============

                       See Notes to Financial Statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Opportunities Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth through a flexible policy of investing in global securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                   YEAR ENDED                         YEAR ENDED
                                                                DECEMBER 31, 1997                  DECEMBER 31, 1996
                                                           -------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES        AMOUNT
                                                           -------------------------------------------------------------
CLASS I SHARES:
Shares sold...............................................  17,195,097    $281,507,387          7,047,189    $96,865,915
Shares issued on reinvestment of distributions............   3,859,713      58,207,367          2,459,156     34,358,478
Shares redeemed........................................... (13,121,848)   (214,322,738)        (6,755,860)   (92,575,431)
                                                           -------------------------------------------------------------
Net increase..............................................   7,932,962    $125,392,016          2,750,485    $38,648,962
                                                           =============================================================

                                                                   YEAR ENDED                         YEAR ENDED
                                                                DECEMBER 31, 1997                  DECEMBER 31, 1996
                                                           -------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES        AMOUNT
                                                           -------------------------------------------------------------
CLASS II SHARES:
Shares sold...............................................   1,773,264     $28,763,454            610,014     $8,301,964
Shares issued on reinvestment of distributions............     154,119       2,299,060             35,561        497,767
Shares redeemed...........................................    (181,625)     (2,938,620)           (25,995)      (359,721)
                                                           -------------------------------------------------------------
Net increase..............................................   1,745,758     $28,123,894            619,580     $8,440,010
                                                           =============================================================

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements  (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.80% per year of the average daily net assets of the fund.

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------
0.15%          First $200 million
0.135%         Over $200 million, up to and including $700 million
0.10%          Over $700 million, up to and including $1.2 billion
0.075%         Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At December 31 1997, unreimbursed costs were $1,336,438. Distributors received net commissions from sales of fund shares, and received contingent deferred sales charges for the year of $292,162 and $7,564, respectively.

Included in professional fees are legal fees of $8,264 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the statement of investments. At December 31, 1997, the net unrealized appreciation based on cost of investments for income tax purposes was as follows:

                  Unrealized appreciation......................................  $204,114,788
                  Unrealized depreciation......................................   (52,876,229)
                                                                                 ------------
                  Net unrealized appreciation..................................  $151,238,559
                                                                                 ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $169,186,580 and $251,875,540, respectively.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton Global Opportunities Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Opportunities Trust as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Opportunities Trust as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           McGladrey & Pullen, LLP

New York, New York
January 30, 1998

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 5.75% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.
Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

TEMPLETON GLOBAL
OPPORTUNITIES TRUST

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, N.Y. 10017-2416

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton Global Opportunities Trust, which contains more complete information, including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

415 A97 02/98                                   [LOGO] Printed on recycled paper